                                                                    EXHIBIT 99.1



MEDIA CONTACTS:
Nancy Rosenzweig: 617-577-8020
Diane Huggins: 615-256-9915

INVESTOR CONTACT:
Mike Hogrefe: 615-256-9915


               BRIGHT HORIZONS, CORPORATEFAMILY SOLUTIONS COMPLETE
                MERGER, CREATE NATION'S LEADING WORKLIFE COMPANY


         Boston, Mass. and Nashville, Tenn., July 27, 1998 - Bright Horizons (Nasdaq/NM:BRHZ) and CorporateFamily Solutions (Nasdaq/NM:CFAM) have completed their previously-announced merger and created Bright Horizons Family Solutions, Inc. (Nasdaq/NM:BFAM), the nation's largest provider of employer-sponsored child care.

         In the stock-for-stock transaction, Bright Horizons' shareholders will exchange each of their shares for 1.15022 shares of the new company; CorporateFamily Solutions' shareholders will exchange each of their shares for one share of the new company. The transaction is accounted for as a pooling of interests.

         Bright Horizons Family Solutions provides workplace services for employers and families, including child care, early education and strategic worklife consulting. The newly combined company manages 262 Family Centers, has approximately 8,700 employees and serves more than 31,000 families in 35 states and the District of Columbia.

          The company has partnerships with many of the nation's leading employers, including 68 Fortune 500 companies. Working Mother's 1997 list of the "100 Best Companies for Working Mothers" includes 40 clients of Bright Horizons Family Solutions. Examples of some of the unique solutions the company has developed for employers and families include 24-hour child care for multiple shifts at Toyota Motor Manufacturing's Kentucky plant, traveling child care for children of the professionals in the PGA TOUR and child care on the set of a national network television talk show.

         "Our vision is to build a better world by helping children, families and employers work together to be their very best," said Linda Mason, chairman of Bright Horizons Family Solutions. In addition to providing the highest quality child care, early education and worklife programs in the nation, our new company also seeks to encourage a new national consciousness about the importance of supporting employees and their families."

         In addition to Mason, the new board of directors includes Marguerite Sallee, chief executive officer of Bright Horizons Family Solutions, Inc.; Roger Brown, president of Bright Horizons Family Solutions, Inc; Joshua Bekenstein, managing director of Bain Capital, Inc.; JoAnne Brandes, vice president and general counsel of S.C. Johnson Commercial Markets; William H. Donaldson, founding partner of Donaldson, Lufkin & Jenrette, Inc.; E. Townes Duncan, president of Solidus, LLC; Fred K. Foulkes, director of the Human Resources Policy Institute for the School of Management at Boston University; Sara Lawrence-Lightfoot, professor of education at Harvard University; Robert D. Lurie, former chairman of CorporateFamily Solutions; and R. Brad Martin, chairman and chief executive officer of Proffitt's, Inc.

         "Bright Horizons Family Solutions is well-positioned to take advantage of the growing employer understanding of the benefits of family-friendly work environments. Employers are finding their investments in worklife programs help employees thrive in both their professional and personal lives and result in higher employee retention and improved corporate performance," Sallee said.

          Brown said, "Many influences, such as the increasing number of parents in the workplace and the continuing discovery of the importance of a child's early years, make our work extremely timely. We are particularly committed to being sure teachers of young children are respected and honored for the critical role they play."

          In addition to high quality child care and education, Bright Horizons Family Solutions differentiates itself in the marketplace by providing strategic worklife consulting services that help management teams address a wide array of worklife issues, from flexible work arrangements to culture change. Dr. Dana Friedman, one of the founders of the Families and Work Institute and most recently a senior vice president at CorporateFamily Solutions, leads the new company's consulting group.

         For the calendar year ended Dec. 31, 1997, on a pro forma basis, Bright Horizons Family Solutions had revenues of $172.6 million, operating income of $5.0 million and net income before preferred stock dividends of $2.8 million on a pro forma basis.

         This news release contains forward-looking statements, which involve a number of risks and uncertainties. Bright Horizons Family Solutions' actual results may vary significantly from the results anticipated in these forward-looking statements as a result of factors that are discussed in Bright Horizons Family Solutions' Registration Statement on Form S-4 dated June 17, 1998.

CONTACTS:         Nancy Rosenzweig:   617-577-8020
                  Diane Huggins:      615-256-9915

                        BRIGHT HORIZONS FAMILY SOLUTIONS
                                MEDIA FACT SHEET

YEAR FOUNDED:                    1998 in a merger of Bright Horizons (founded 1986) and CorporateFamily Solutions
                                 (founded 1987)

PRINCIPAL OFFICES:               Boston, Mass. and Nashville, Tenn.

EXECUTIVE MANAGEMENT:            Linda Mason          Marguerite Sallee          Roger Brown
                                 Chairman             CEO                        President

CORE SERVICES:                   Employer-sponsored child care
                                 Early education and enrichment programs
                                 Strategic worklife consulting

FAMILY CENTERS IN OPERATION:     262 for more than 200 employers as of June 30, 1998

GEOGRAPHIC PROFILE:              35 states and the District of Columbia

REPRESENTATIVE CLIENTS:          Allied Signal                      Mattel
                                 Allstate                           MBNA America Bank
                                 AT&T                               Merck & Co.
                                 Bayer                              Motorola
                                 Beth Israel Deaconess              NationsBank
                                 Boeing                             Northwestern Memorial
                                 Bristol-Myers Squibb               Pfizer
                                 Campbell Soup                      PGA TOUR
                                 Chase Manhattan                    SAS Institute
                                 Citicorp                           Saturn
                                 Columbia/HCA                       S.C. Johnson & Son
                                 DuPont                             Time Warner
                                 Eli Lilly and Company              Turner Broadcasting
                                 First Union                        UBS (formerly Swiss Bank)
                                 Glaxo Wellcome                     United Nations
                                 Hewlett Packard                    Universal Studios
                                 Household International            UNUM
                                 J.C. Penney                        USAA
                                 Johnson & Johnson                  Warner Brothers
                                 Lincoln National                   Xerox
                                 Marriott International

NUMBER OF
FORTUNE 500 CLIENTS:             68

NUMBER OF WORKING
MOTHER "100 BEST COMPANIES"
CLIENTS:                         40

NUMBER OF EMPLOYEES:             8,700

FAMILIES SERVED:                 31,000

AWARDS/RECOGNITION:              Bright Horizons Inc. named one of Fortune magazine's "100 Best Companies to Work For in America" (1998)

                                 Linda Mason recognized by Redbook magazine in the "Mothers and Shakers" awards, celebrating women who have worked passionately to improve the quality of child care in America (1998)

                                 Marguerite Sallee named Health Care/Family Services Entrepreneur of the Year by Ernst
                                 & Young/USA Today in its annual awards for the Southeastern U.S. (1998)

                                 Bright Horizons Inc. received the Ron Brown Presidential Award for Corporate
                                 Citizenship for its work in founding The Horizons Initiative (1998)

                                 Bright Horizons Inc. named among the "Best Entrepreneurs" by BusinessWeek (1997)

                                 Roger Brown honored by Working Mother as one of the "25 Friends of the Family," recognizing men who have made it easier for working parents to raise and nurture children (1997)

                                 CorporateFamily Solutions named to the Inc. 500, a ranking of the fastest growing privately-held companies in the U.S. (1992, 1993, 1994 and 1995)

                                 Linda Mason and Roger Brown named Entrepreneur of the Year by Ernst & Young/USA Today (1996)

                                 Marguerite Sallee honored with the Free Enterprise Award from Junior Achievement (1996)

                                 CorporateFamily Solutions received the YWCA Corporate Award for Leadership on behalf of women in the workplace (1994)

1997 REVENUES:                   $172.6 million at Dec. 31, 1997 on a pro forma basis

1997 NET INCOME:                 $2.8 million before preferred stock dividends at Dec. 31, 1997 on a pro forma basis

NASDAQ SYMBOL:                   BFAM

IPO DATE:                        Bright Horizons:     Nov. 7, 1997, at $13 a share CorporateFamily Solutions:   August 12, 1997, at
                                 $10 a share

WEB SITE:                        www.brighthorizons.com